LENNAR CORPORATION

                            EXHIBITS TO

                             FORM 10-K

                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D)
                 OF THE SECURITIES AND EXCHANGE ACT OF 1934

                      FISCAL YEAR ENDED NOVEMBER 30, 1994

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                              INDEX TO EXHIBITS

                                  Exhibits

3(a). Certificate of Incorporation - Incorporated by reference to Registration Statement No. 2-36239 and definitive proxy statements dated February 29, 1980, February 28, 1985, March 24, 1987 and March 1, 1989.

3(b). Bylaws - Incorporated by reference to Annual Report on form 10-K for the year ended November 30, 1989.

10(a). Revolving Credit Agreement dated December 11, 1991 between
       The First National Bank of Chicago, as agent, and
       Lennar Corporation and certain subsidiaries - Incorporated by reference to Annual Report on form 10-K for the year ended November 30, 1991.

10(b). Lennar Corporation 1980 Stock Option Plan - Incorporated by reference to Registration Statement No. 2-73630.

10(c). Lennar Corporation 1991 Stock Option Plan - Incorporated by reference to Registration Statement No. 33-45442.

10(d). Lennar Corporation Employee Stock Ownership Plan and Trust -
       Incorporated by reference to Registration Statement No. 2-89104.

10(e). Amendment dated December 13, 1989 to Lennar Corporation Employees
       Stock Ownership Plan - Incorporated by reference to
       Annual Report on Form 10-K for the year ended November 30, 1990.

10(f). Lennar Corporation Employee Stock Ownership/401K Trust Agreement dated December 13, 1989 - Incorporated by reference to
       Annual Report on Form 10-K for the year ended November 30, 1990.

10(g). Amendment dated April 18, 1990 to Lennar Corporation Employee Stock
       Ownership/401K Plan - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1990.

10(h). Term Loan Agreement between Lennar Corporation and NCNB National
       Bank of Florida dated April 14, 1988 - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1992.

10(i). Term Loan Agreement between Lennar Corporation and Sun Bank/Miami,
       National Association dated April 27, 1988 - Incorporated by reference to Annual Report on Form 10-K for the year ended
       November 30, 1992.

10(j). Term Loan Agreement between Lennar Corporation and The First
       National Bank of Chicago dated May 3, 1988 - Incorporated by reference to Annual Report on Form 10-K for the year ended
       November 30, 1992.

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                          INDEX TO EXHIBITS (continued)

10(k). Commercial Mortgage Loan and Real Property Purchase Agreement
       (Pools 1 to 5) by and among Resolution Trust Corporation and Lennar Florida Partners I, L.P. dated May 7, 1992 - Incorporated by reference to Annual Report on Form 10-K for the year ended
       November 30, 1992.

10(l). Commercial Mortgage Loan and Real Property Purchase Agreement
       (Pool 6) by and among Resolution Trust Corporation and Lennar Florida Partners I, L.P. dated June 26, 1992 - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1992.

10(m). Commercial Business Loan Purchase Agreement (Pool 7) by and among
       Resolution Trust Corporation and Lennar Florida Partners I,
       L.P. dated June 26, 1992 - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1992.

10(n). Loan and Security Agreement by and among Resolution Trust
       Corporation and Lennar Florida Partners I, L.P. dated
       July 1, 1992 - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1992.

10(o). Revolving Credit Agreement dated July 29, 1993 between The First
       National Bank of Chicago, as agent, and Lennar Corporation and certain subsidiaries - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1993.

10(p). Revolving Credit Agreement dated July 29, 1994 between The First
       National Bank of Chicago, as agent, and Lennar Corporation and certain subsidiaries.

13.    Pages 12 - 34 of the 1994 Annual Report to Stockholders

21.    List of subsidiaries.

23.    Independent Auditors' Consents.

27.    Financial Data Schedule.